UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 21, 2004 (June 21, 2004)

Date of Report (Date of earliest event reported)

EPIQ SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Missouri	0-22081	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue Kansas City, KS 66105
(Address of principal executive offices)

(913) 621-9500
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

During the quarter ended March 31, 2004, we changed the structure of our operating segments as a result of recent strategic changes in our business operations.  During November 2003 we determined that our infrastructure software segment was no longer aligned with our long-term strategic objectives.  Accordingly, we developed a plan to sell, within one year, the infrastructure software business.  On April 30, 2004, we completed the sale of our infrastructure software business.  On January 30, 2004, we acquired 100% of the equity of P-D Holding Corp. and its wholly-owned subsidiary, Poorman-Douglas Corporation (collectively, “Poorman-Douglas”).  Poorman-Douglas is a provider of technology-based products and services for class action, mass tort and bankruptcy case administration.

With these changes, we now have two operating segments to which resources are allocated and on which performance is assessed:  (i) case management and (ii) document management.  Previously, the Company’s operating segments were (x) bankruptcy and related services and (y) infrastructure software.  Case management solutions provide clients with integrated technology-based products and services for the automation of various administrative tasks.  Document management solutions include proprietary technology and production services to ensure timely, accurate and complete execution of the many documents associated with multifaceted legal cases and communications applications.

Each segment’s performance is assessed based on segment revenues less costs directly attributable to that segment.  In management’s evaluation of performance, certain costs, such as shared services, administrative staff, and executive management, are not allocated by segment and, accordingly, the operating segment results do not include those unallocated costs.  Assets reported within a segment are those assets used by the segment in its operations and consist of property and equipment, software, identifiable intangible assets and goodwill.  All other assets are classified as unallocated.  Infrastructure software is held for sale and is presented as a discontinued operation.  Consistent with guidance provided by the Financial Accounting Standards Board, we do not present segment information related to our discontinued operation.

To facilitate investors’ understanding of our financial information and results of operations, we are providing our audited financial statements as of December 31, 2003 and 2002 and for each the three years in the period ended December 31, 2003, in a format that reflects the new segment reporting (see note 16 to the financial statements).  The updated financial statements are included as Exhibit 99.2 to this report.  The only changes in the enclosed financial statements compared to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2003 are the updated note 16 and related changes to other footnotes to reflect the new segment reporting.  We have also included as Exhibit 99.1 to this report an updated Management’s Discussion and Analysis of Financial Conditions and Results of Operations, which conforms the discussion to our new segment structure for our results of operations for the year ended December 31, 2003 compared to the year ended December 31, 2002 and for the year ended December 31, 2002 compared to the year ended December 31, 2001.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibits are filed with this Report.

23.1                           Consent of DELOITTE & TOUCHE LLP, an independent registered public accounting firm.

99.1                           Management’s Discussion and Analysis of Financial Conditions and Results of Operations (updated to reflect the new segment reporting).

99.2                           (1)                                 Financial Statements.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets – December 31, 2003 and 2002

Consolidated Statements of Income – Years Ended December 31, 2003, 2002 and 2001

Consolidated Statements of Changes in Stockholders’ Equity – Years Ended December 31, 2003, 2002 and 2001

Consolidated Statements of Cash Flows – Years Ended December 31, 2003, 2002 and 2001

Notes to Consolidated Financial Statements

(2)                                 Financial Statement Schedules.  EPIQ Systems, Inc. and Subsidiaries for each of the years in the three-year period ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.

Date: June 21, 2004	/s/ Tom W. Olofson
Tom W. Olofson
Chairman of the Board
Chief Executive Officer
Director